Exhibit 10.67

MODIFICATION AGREEMENT

ENERGYTEC, INC., a Nevada Corporation	AMERICAN BANK OF TEXAS

14785 Preston Road, Suite 500	P. O. Box 1234

Dallas, Texas 75254	Sherman, Texas 75091-1234
(hereinafter called “Borrower”)	(hereinafter called “Lender”)

STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CASS

THIS AGREEMENT (herein so called) is made and entered into as of the 11th day of October, 2004, by and between Lender and Borrower.

WITNESSETH:

WHEREAS, ENERGYTEC, INC., a Nevada Corporation executed and delivered to AMERICAN BANK OF TEXAS that promissory note dated April 11, 2003, in the original principal sum of $400,000.00 (the “Note”) which is currently held by Lender and;

WHEREAS, the Note is secured by deed of trust liens conveyed in deeds of trust dated April 11, 2003, recorded as follows:

Commercial Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents filed in Volume 3980, Page 98, and Oil and Gas Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents filed in Volume 3980, Page 128, both of the Real Property Records of Bowie County, Texas;

Commercial Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents filed in Volume 1195, Page 761, and Oil and Gas Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents filed in Volume 1195, Page 777, both of the Real Property Records of Cass County, Texas;

Oil and Gas Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents filed in Volume 422, Page 673, of the Real Property Records of Rains County, Texas (the “Deeds of Trust”) covering the real property (the “Property”) owned by Borrower, more fully described as follows:

Real and Personal Property being more fully described in Exhibit “A” attached hereto and made a part hereof for all purposes.

WHEREAS, the Note is further secured by certain other security (the “Additional Security”) more fully described as follows, to-wit:

UCC-1 Financing Statements filed with the Office of the Nevada Secretary of State under File Numbers: 2003013028-1, 2003013029-3, 2003013030-6, 2003013031-8, 2003013032-0, Commercial Guaranty Agreements executed by COMANCHE WELL SERVICE CORPORATION and LACY J. HARBER, Loan Agreement and Security Agreement (Pledge); (the Deeds of Trust and Additional Security being collectively referred to as the “Security Documents”); and

WHEREAS, the Note presently matures on October 11, 2004, and Borrower has requested and Lender has agreed to amend and modify the Note and Security Documents.

NOW THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and the exchange of other good and valuable consideration paid by each of the parties to the other, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower AGREE AS FOLLOWS:

1. Acknowledgment of Outstanding Balance. The outstanding principal balance of the Note as of the date hereof is $400,000.00.

2. Renewal and Extension of Maturity. The Note is hereby renewed and the maturity of the Note is hereby extended to April 11, 2005 (“Revised Maturity Date”).

3. Amendment of Interest Rate. The interest rate in the Note is hereby amended to be as follows:

The lesser of (a) the Loan Rate (hereinafter defined) in effect from day to day or (b) the Highest Lawful Rate (hereinafter defined) in effect from day to day. The term “Loan Rate” shall mean the sum of two percent (2.0%) and the Index as hereafter defined. The Loan Rate shall be subject to change daily with changes in the Index.

Any change in either the Loan Rate or the Highest Lawful Rate shall, after Lender gives only such notice as may be required by applicable law or regulation, be effective for purposes of determining the Rate as of the opening of business on the date of any such change.

The Index is The Wall Street Journal Prime Rate which is the highest rate shown as the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks as published daily in the Money Rates Section of the Wall Street Journal.

The Index currently is Four and three-quarters of one percent (4.75%) per annum.

The “Highest Lawful Rate” is the maximum lawful rate which may be contracted for, charged, taken, received, or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all charges made in connection with this loan which are treated as interest under applicable law.

If at any time (i) the Loan Rate, (ii) interest on matured unpaid amounts, if applicable, as provided for herein or in any of the other Loan Documents, together with (iii) all fees and charges, if any, contracted for, charged, received, taken or reserved by Lender in connection with the loan evidenced hereby which are treated as interest under applicable law (collectively, the “Charges”), computed over the full term of this Note, exceed the Highest Lawful Rate, the rate of interest payable hereunder, together with all Charges, shall be limited to the Highest Lawful Rate; provided, however, that any subsequent reduction in the Loan Rate shall not cause a reduction of the rate of interest payable hereunder below the Highest Lawful Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Loan Rate if such interest rate had at all times been in effect. Changes in the Loan Rate resulting from a change in the Index shall be subject to the provisions of this paragraph.

The actual interest charged shall be subject, however, to the interest limitations specified in the Note.

4. Required Payments. Principal and accrued and unpaid interest on the Note shall be due and payable as follows:

The principal of this Note shall be due and payable in monthly installments of $11,111.11 or more, each, payable on the 11th day of each and every calender month, beginning November 11, 2004, and continuing regularly and monthly thereafter until April 11, 2005, when the entire amount of principal and interest then remaining unpaid, shall be then due and payable. Interest, computed on the unpaid principal balance hereof, shall be due and payable monthly as it accrues, on the same dates as, but in addition to, said installments of principal.

In the event any monthly installment is not received by Note Holder within 15 days from due date. Borrower shall pay a late charge of five percent (5%) of the regularly scheduled payment of principal and interest.

5. Financial Statements and Appraisals. Borrower and each person liable for repayment of the Note shall furnish to Lender on an annual basis, balance sheets, income statements and cash flow statements in such form and detail as Lender shall require.

Borrower shall furnish to Lender upon request, such appraisals of the Property as may be required of Lender under applicable State or Federal laws and regulations issued pursuant thereto.

6. Hazardous Substances. Borrower shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances on or in the Property. Borrower shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law. The preceding two sentences shall not apply to the presence, use, or storage on the Property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal use and maintenance of the Property. Borrower shall promptly give Lender written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge. If Borrower learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary. Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. As used in this Paragraph 6, “Hazardous Substances” are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in this Paragraph 6, “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection.

7. Additional Provisions. THIS LOAN IS PAYABLE IN FULL AT MATURITY. BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER WHICH MAY BE THE LENDER BORROWER HAS THIS LOAN WITH, WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER WILL HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF BORROWER OBTAINS REFINANCING FROM THE SAME LENDER. THIS LENDER WILL CONSIDER AN APPLICATION TO REFINANCE THE BALLOON PAYMENT AT THE TIME PAYMENT IS DUE, ON THE SAME BASIS AS ALL OTHER NEW MORTGAGE LOAN APPLICATIONS.

8. Ratification of Security Documents. Borrower and Lender further agree that the liens, assignments and security interests created by the Security Documents shall continue and carry forward until the Note and all indebtedness evidenced thereby is paid in full. Borrower further agrees that Lender is the holder of the Note and the Security Documents and that such liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the Property, and that this Agreement shall in no manner vitiate, affect or impair the Note or the Security Documents (except as expressly modified in this Agreement), and that such liens, assignments, and security interests shall not in any manner be waived, released, altered or modified until the Note and all other obligations secured by the Security Documents (including any and all subsequent renewals and extensions) have been paid in full.

9. Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note and the Security Documents occurring prior to the date hereof.

10. Miscellaneous.

(a) Except as modified hereby, all terms and provisions of the Note and Security Documents remain unchanged, are expressly ratified and shall continue in full force and effect, and Borrower acknowledges and affirms Borrower’s liability to Lender thereunder. In the event of an inconsistency between this Agreement and the terms of the Note and/or Security Documents, this Agreement shall govern.

(b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement, the reinstatement and modification of the Note and/or Security Documents, and any other documents executed in connection herewith.

(c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Note and Security Documents, and shall allow Lender to exercise any or all of its remedies set forth in the Note and Security Documents or at law or in equity.

(d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party hereto.

(e) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Agreement.

(f) Borrower agrees that this Agreement and all of the covenants and agreements contained herein shall be binding upon the parties hereto and shall inure to the benefit of and be binding upon each of their respective heirs, executors, legal representatives, successors and permitted assigns.

11. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LENDER:		BORROWER:

AMERICAN BANK OF TEXAS		ENERGYTEC, INC., a Nevada Corporation

BY:	/s/ Kyle Beall	BY:	/s/ Frank W. Cole
ITS:	Senior Vice President		FRANK W. COLE, President

GUARANTORS:

/s/ Lacy J. Harber
LACY J. HARBER

COMANCHE WELL SERVICE CORPORATION, a Texas Corporation

BY:	/s/ Frank W. Cole
ITS:	President

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the 11th day of October, 2004, by FRANK W. COLE, President of ENERGYTEC, INC., a Nevada Corporation, on behalf of said corporation.

/s/ Gregory Allen Ball
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the 1st day of December, 2004, by LACY J. HARBER.

/s/ Freda Brown
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the 11th day of October, 2004, by Frank W. Cole of COMANCHE WELL SERVICE CORPORATION, a Texas Corporation, on behalf of said corporation.

/s/ Gregory Allen Ball
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the 1st day of December, 2004, by Kyle Beall Sup of AMERICAN BANK OF TEXAS, a banking association, on behalf of said association.

/s/ Freda Brown
NOTARY PUBLIC - STATE OF TEXAS

After recording, return to:	Prepared in the Law Office of:

Munson, Munson, Cardwell & Keese, P.C. 301 W. Woodard - P. O. Box 1099 Denison, Texas 75020 (903) 463-3750	Munson, Munson, Cardwell & Keese, P.C. 301 W. Woodard - P. O. Box 1099 Denison, Texas 75020 (903) 463-3750

EXHIBIT “A”

PART ONE:

Tract I:

Situated in the County of Bowie, State of Texas, being Tract I, Segment I of that certain Surface Lease and Pipeline Right of Way Agreement by and between Shell Oil Company and Delhi Gas Pipeline Corporation dated May 8, 1973, such surface leases being recorded in Volume 558, Page 496 of the Official Records of Cass County, Texas, and being partially assigned by Partial Assignment of Right of Way from Koch Midstream Services Company and Producers Pipeline Corporation effective March 1, 1999, and recorded in Volume 3053, Page 1 of the Official Records of Bowie County, Texas.

Situated in the County of Bowie, State of Texas, and being a six inch pipeline and appurtenances, Beginning at a point where it crosses the Sulphur River and enters Bowie County, Texas, continuing in a Northwesterly direction over, across and through the following surveys: Mrs. Willie R. Timmins Survey, A-1187; T. and P.R.R. Survey, A-620; B.B.B. and C.R.R. Survey, A-81; Allen Brazzel Survey, A-68; Thos Y. Logwood Survey, A-343; T. and P.R.R. Survey, A-619; R. J. Creamer, A-922; Sterling M. Yancy Survey, S-693; T. and R.R., A-625; Hiram Edwards Survey, A-198; T. and P.R.R. Survey, A-579; T. and P.R.R., A-606; F.E. Ames Survey, A-11; A. F. Hancock Survey, A-883; T. and P.R.R. Survey, A-587 and ending at a point located within the Jas Parham Survey, A-481. Said pipeline and appurtenances being more fully shown on Alignment Drawings Numbered 1 through 6 of Delhi Gas Pipeline Corp., Dalby Springs Lateral, dated March 1973, and being more fully described in Assignment and Bill of Sale of Personal Property from Koch Midstream Services Company to Producers Pipeline Corporation, effective March 1, 1999 and recorded in Volume 3052, Page 347, Official Records of Bowie County, Texas.

Situated in the County of Bowie, State of Texas, and being those rights of way, easements and permits assigned by Koch Midstream Services Company to Producers Pipeline Corporation by Assignment of Right-of-Way, Easements and Permits effective March 1, 1999 and recorded in Volume 3053, Page of the Official Public Records of Bowie County, Texas, said Rights-of-Way, Easements and Permits being more fully described in Schedule I-A attached hereto and made a part hereof.

Situated in the County of Bowie, State of Texas, and being a natural gas processing plant, fee lands, pipeline and gathering system commonly known as Processing Plant No. 360, located in the Ann Hale Headright Survey assigned by Mescalaro Oil & Gas, Inc. to Producers Pipeline Corporation, by Assignment and Bill of Said recorded in Volume 3009, Page 226, Official Records, Bowie County, Texas, said lands, pipeline and gathering system being more fully described in Schedule 2-A attached hereto and made a part hereof for all purposes.

Tract II:

Situated in the County of Bowie, State of Texas, part of the Daniel Morris Survey, Abstract No. 381, and being that certain 3 acre easement over, through and across 40 acres, more or less, conveyed for the purposes of constructing, maintaining, operating, altering and repairing a control station for the transportation of oil, gas, petroleum products and other liquids, gases or substances more fully described in Schedule 1-B attached hereto, together with a 30 foot pipeline easement more fully described in Schedule 2-B attached hereto; and a 50 foot road right of way more fully described in Schedule 3-B attached hereto; all granted by M. Mark Lesher and Emily Lesher to Mike Rogers Drilling Company, Inc., dated December 2, 1988, and recorded in Volume 1288, Page 332, Deed Records, Bowie County, Texas, and subsequently assigned by Act of Assignment from Mike Rogers Drilling Co., Inc. to Rockwall Marketing Corporation effective January 1, 1996 and recorded in Volume 2657, Page 84 of the Real Property Records of Bowie County, Texas.

Tract III:

AN UNDIVIDED 68.75% WORKING INTEREST IN THE FOLLOWING DESCRIBED OIL AND GAS LEASE:

LESSOR:	JAMES J. NAPLES

LESSEE:	BARROW-SHAVER RESOURCES COMPANY

DATE:	January 9, 1992

RECORDED:	Volume 1716, Page 36 of the Real Property Records of Bowie County, Texas.

EXTENSIONS:	January 7, 1993, recorded in Volume 1885, at Page 162 and March 5, 1993, recorded in Volume 1913, at Page 169 of the Real Property Records of Bowie County, Texas.

ASSIGNMENT:	March 18, 1996, from ULTRA PETROLEUM (USA), INC. as Assignor to ROCKWALL MARKETING CORPORATION as Assignee, of record in Volume 2495, Page 236 of the Real Property Records of Bowie County, Texas, assigning 68.75% Working Interest.

LANDS:	200 acres, more or less, out of the MEP & R Railway Survey, A-420; John McClure Headright Survey, A-392, and the Daniel Morris Headright Survey, A-381, Bowie County, Texas, as more fully described in Schedule “I” attached hereto and made a part hereof for all purposes.

J. D. OWEN GAS UNIT NO. 1 AND NO. 2

Situated in the County of Bowie, State of Texas, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Rialto Energy, Inc. to Rockwall Marketing Corporation, effective June 1, 1995, recorded in Volume 2394, Page 25, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, and being Oil and Gas Properties, Wells and Equipment described in Assignment, Bill of Sale and Conveyance from Stelaron, Inc. to Rockwall Marketing Corporation, effective September 1, 1996, recorded in Volume 2636, Page 31, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, and the E. T. Jackson Survey, Abstract No. 300, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Stratco Operating Co., Inc. to Rockwall Marketing Corporation, effective January 1, 1996, recorded in Volume 2495, Page 239, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, the E. T. Jackson Survey, Abstract No. 300, and the N. Hale Survey, Abstract No. 273, and being oil, gas and mineral leases, wells and equipment described in Assignment and Bill of Sale from Vintage Petroleum, Inc. to Rockwall Marketing Corporation, effective September 1, 1998, recorded in Volume 2969, Page 129, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being 487.829 acres out of the J. S. Herring Survey, Abstract No. 263, and the B. T. Jackson Survey, Abstract No. 300, and being Oil and Gas Properties, Wells and Equipment described in Assignment, Bill of Sale and Conveyance from DNA Petroleum, Inc. to Rockwall Marketing Corporation, effective September 1, 1997, recorded in Volume 2761, Page 66, Official Records, Cass County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

LOYD WILSON GAS UNIT NO. 1

Situated in the County of Bowie, State of Texas, and being part of the Daniel Morris Survey, Abstract No. 382 and being Well and Equipment described in Bill of Sale from Vintage Petroleum, Inc. to Rockwall Marketing Corporation recorded in Volume 2705, Page 301, Official Records, Bowie County, Texas.

Situated in the County of Bowie, State of Texas and being 109 acres and 137 acres, all in the Daniel Morris Survey, Abstract No. 382 and being an Oil, Gas and Mineral Lease from Johnson Timber & Land Co. Ltd., et al to Rockwall Marketing Corporation, effective January 1, 1997, recorded in Volume 2636, Page 18, Official Records, Bowie County, Texas.

FEAZELL NO. 1-A

Situated in the County of Bowie, State of Texas, and being 160 acres, more or less, T & P.R.R. Survey, Abstract No. 587, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Mescalaro Oil & Gas, Inc. to Rockwall Marketing Corporation effective November 1, 1998, and recorded in Volume 3009, Page 233, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described as Oil and Gas Lease from William S. Feazell, et ux to Bishop Petroleum, Inc. dated January 1, 1983, recorded in Volume 18, Page 695, Real Property Records, Bowie County, Texas.

B. E. LEWIS GAS UNIT NO. 1

Situated in the County of Bowie, State of Texas, and being 621.715 acres, more or less, out of the John J. Carson Survey, Abstract No. 112, the Jacob Barkman Survey, Abstract No. 51 and the R. F. Peters Survey, Abstract No. 480 and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Mescalaro Oil & Gas, Inc. to Rockwall Marketing Corporation, effective November 1, 1998, recorded in Volume 3009, Page 233, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule III attached hereto and made a part hereof for all purposes.

COUCH UNIT PROSPECT

Situated in the County of Bowie, State of Texas, and being 1090.602 acres, more or less, and being Oil and Gas Properties described in Assignment from Field Information Services, Inc. to Rockwall Marketing Corporation, effective July 1, 1996, recorded in Volume 2636, Page 26, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule IV attached hereto and made a part hereof for all purposes.

RUTH MARABLE NO. 1 160.0 ACRE UNIT

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule V attached hereto and made a part hereof for all purposes.

W. E. SPENCER NO. 1

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule VI attached hereto and made a part hereof for all purposes.

IVA L. SMITH NO. 1

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule VII attached hereto and made a part hereof for all purposes.

Tract IV:

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 69.00 acres, more or less, conveyed by Robert L. Warren to Producers Pipeline Corporation, recorded in Volume 1078, Page 403 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 100.00 acres, more or less, conveyed by Arthur Andrew Arnold, et al to Producers Pipeline Corporation, recorded in Volume 1078, Page 405 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the John C. Gahagan Survey, Abstract No. 390, and being that certain Easement and Right of Way over and across 70.34 acres, more or less, conveyed by Donald E. Coats, Sr., et ux, to Producers Pipeline Corporation, recorded in Volume 1078, Page 407 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the John C. Gahagan Survey, Abstract No. 390 and being that certain Easement and Right of Way over and across 35.16 acres, more or less, conveyed by Donald E. Coats, Jr., et ux, to Producers Pipeline Corporation, recorded in Volume 1078, Page 409 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 50.00 acres, more or less, conveyed by E. H. Florence, et ux to Producers Pipeline Corporation recorded in Volume 1078, Page 411 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, being Tract I, Segment I of that certain Surface Lease and Pipeline Right-of-Way Agreement by and between Shell Oil Company and Delhi Gas Pipeline Corporation dated May 8, 1973, such surface leases being recorded in Volume 558, Page 496 of the Official Records of Cass County, Texas and being partially assigned by Partial Assignment of Right of Way from Koch Midstream Services Company to Producers Pipeline Corporation effective March 1, 1999, and recorded in Volume 1078, Page 391, Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, and being a six inch pipeline and appurtenances, Beginning at a point within the Sulphur River Bryans Mill Plant located in the Benjamin F. Lynn Survey, Abstract No. 651, Cass County, Texas, and continuing in a Northwesterly direction over, across, and through the following surveys: John Myers Survey, Abstract No. 695; Elizabeth Barcroft Survey, Abstract No. 113; W.M.S. Armstrong Survey, Abstract No. 29; J. S. Petty Survey, Abstract No. 864; H. C. Adams Survey, Abstract No. 16; Geo W. Sternes Survey, Abstract No. 97; Cass County School Land, Abstract No. 173; Lewis Holcomb Survey, Abstract No. 479; J. P. Mathews Survey, Abstract No. 1265, at which point the six inch pipeline leaves Cass County, Texas and crosses the Sulphur River and enters Bowie County, Texas. Said pipeline and appurtenances being more fully shown on Alignment Drawings Numbered 1 through 6 of Delhi Gas Pipeline Corp., Dalby Springs Lateral, dated March 1973, and being more fully described in Assignment and Bill of Sale of Personal Property from Koch Midstream Services Company to Producers Pipeline Corporation, effective March 1, 1999 and recorded in Volume 1078, Page 386, Official Records, Cass County, Texas.

Situated in the County of Cass, State of Texas, and being those rights of way, easements and permits assigned by Koch Midstream Services Company to Producers Pipeline Corporation by Assignment of Rights-of-Way, Easements and Permits effective March 1, 1999, and recorded in Volume 1078, Page 395, Official Records, Cass County, Texas, said rights of way, easements and permits being more fully described in Schedule I attached hereto and made a part hereof for all purposes.

Tract V:

Tract VI:

C. E. GLASS NO. 1 GAS UNIT

Gas Unit Designation, Kaiser Oil (U.S.), Ltd. et al - V. E. Glass Unit No. 1, dated January 25, 1982, recorded in Volume 672, Page 542 of the Official Records of Cass County, Texas, as well as any amendments thereto of record in Cass County, Texas, as more fully described in Assignment and Bill of Sale from Salt Creek Production, Inc. and K.M.A. Operating, Inc. to Rockwall Marketing Corporation effective January 1, 1996, recorded in Volume 1006, Page 876, Official Records of Cass County, Texas, said leases being more fully described in Schedule I-D attached hereto and made a part hereof for all purposes.

R. BROWN NO. 1 GAS UNIT

Oil, gas and mineral property known as the Long Operating, L.L.C. - R. Brown No. 1 Gas Unit located in the Atlanta South Field, Samuel Burnham Survey, Abstract No. 67, more fully described in Assignment and Conveyance from Long Petroleum, Inc. to Rockwall Marketing Corporation, effective January 1, 1999, recorded in Volume 1075, Page 513, Official Records, Cass County, Texas, and al of the Oil, Gas and Mineral Leases covering lands included therein, being described in Schedule II-D attached hereto and made a part hereof for all purposes.

BEAVER GAS UNIT NO. 1

Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from SOGO, Inc. to Rockwall Marketing Corporation, effective September 1, 1996, recorded in Volume 1019, Page 381, Official Records of Cass County, Texas, said oil and gas properties being more fully described in Schedule III-D attached hereto and made a part hereof for all purposes.

Tract VII:

WADE BROTHERS GAS UNIT NO. 1

Oil and gas property known as Wade Brothers Gas Unit No. 1 as described in Unit Declaration recorded in Volume 286, Page 667 of the Deed Records of Rains County, Texas, as more fully described in Assignment and Bill of Sale from Scotchwood Group, Ltd., et al to Rockwall Marketing Corporation effective March 1, 1998 and recorded in Volume 359, Page 362, of the Deed Records of Rains County, Texas.

PART TWO:

TO THE EXTENT LOCATED AT, INSTALLED ON, DEPOSITED IN, AFFIXED OR ATTACHED TO, USED IN CONNECTION WITH OR RESULTING FROM OPERATIONS CONDUCTED ON THE REAL PROPERTY DESCRIBED IN EXHIBIT “B” ATTACHED HERETO.

All of Borrower’s presently existing and hereafter arising or acquired “Accounts” which shall mean and include all of Borrower’s present and future rights to payment for real property, goods, merchandise or Inventory (as hereinafter defined) sold, rented or leased or for services rendered, including, without limitation, those which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance; account(s), accounts receivable, proceeds of any letters of credit on which Borrower is named as beneficiary; contract rights; acceptances; notes; chattel paper; instruments (other than margin stock); drafts; documents; insurance proceeds; deposits or other sums credited by or due from the Secured Party to Borrower; and all such obligations whatsoever owing to Borrower, together with all instruments and all documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the same may represent, all rights in any returned or repossessed goods, merchandise and Inventory, and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit. In addition, this definition shall include the definition of “accounts” as that term is used in the Uniform Commercial Code of each state in which the Borrower’s Accounts are located.

All of Borrower’s presently existing and hereafter arising or acquired “Inventory” which shall mean any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, now owned or hereafter acquired by Borrower which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, finished goods, supplies or material used or consumed in Borrower’s business and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Borrower or which is or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of Borrower or Secured Party, and all documents of title or documents representing the same. In addition, this definition shall include the definition of “inventory” as that term is used in the Uniform Commercial Code of each state in which the Borrower’s Inventory is located.

All of Grantor’s presently existing and hereafter arising or acquired “Equipment” which shall mean all of Grantor’s now owned or hereafter acquired fixtures, machinery and equipment, including, without limitation, furniture, rolling stock, vehicles, trade fixtures and machinery, and the equipment more fully described in Exhibit “B” attached hereto and made a part hereof for all purposes, together with any and all improvements, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof. In addition, this definition shall include the definition of “equipment” as that term is defined in the Uniform Commercial Code of each state in which the Grantor’s Equipment is located.

All of Borrower’s presently existing or hereafter arising depository accounts and all of Borrower’s rights, title and interest in and to any deposits or other sums at any time credited by or due from financial institutions to Borrower.

All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing.

All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Borrower pertaining to any of the foregoing.

SCHEDULES TO EXHIBIT OMITTED